Provisions	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
Provisions	Provisions

	Restoration Provisions	Onerous Contracts	Total
	£’000	£’000	£’000
At January 1, 2022	537	—	537
Provisions made during the year	700	—	700
Unwind of discount	6	—	6
At December 31, 2022	1,243	—	1,243
Provisions made during the year	84	807	891
Unwind of discount	23	—	23
At December 31, 2023	1,350	807	2,157
A provision of £535,000 was made during 2020 in respect of the Group’s obligation to restore alterations made on lease space within one of the Group’s leasehold properties. The required work is expected to be completed in 2024 and 2028.
Further provisions of £200,000 and £500,000 were made during 2022 in respect of the Group’s obligation to restore alterations made during the period on leased spaces in two of the Group’s leasehold properties. The required work is expected to be completed in 2026 and 2031 respectively.
An adjustment was made to increase the restoration provision relating to part of the Group's Oxford headquarters by £84,000 upon extension of the related lease. The required work is now expected to be completed in 2028.
Key uncertainties surrounding the amount and timing of the outflows relate to changes in required restoration costs over the lease term and the timing of exit of the relevant buildings.
A provision for costs relating to an onerous contract relating to one of the Group's leased premises was recorded during the year ended December 31, 2023, see note 3 for further details.